PROJECT ALPHA

BNB Treasury Company | July 2025

CAUTIONARY STATEMENTS, LEGAL NOTICES & DISCLAIMERS

About this Presentation
This presentation and the information contained herein are highly confidential, have been prepared solely for informational purposes and are intended only for "accredited investors" within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the "*Securities Act*"), or "qualified institutional buyers" within the meaning of Rule 144A of the Securities Act. By attending or receiving this presentation, you agree that you will not distribute, disclose, or use the information contained herein for any purpose other than evaluating the business of the issuer company involved in the contemplated transaction (the "*Company*"). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents to any other person, is prohibited without the prior written consent of 10X Capital and the Company. The information contained herein does not purport to be all-inclusive. None of the Company, 10X Capital or any of their respective affiliates, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the recipient of this presentation in the course of its evaluation of the proposed transaction. Recipients of this presentation should make their own evaluation of the Company and the proposed transaction and should make such other investigations as they deem necessary.

Cautionary Statement Regarding Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, strategy and objectives. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "would," "could," "should," "will" and similar expressions are intended to identify forward-looking statements. These statements are based on current expectations about the markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks (including the risk factors set forth on the following page of this presentation), uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation
This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information
Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, none of the Company, 10X Capital or any of their respective affiliates, representatives or advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of such information. This document contains information provided in good faith, with no warranty of accuracy or timeliness. This presentation will not be updated to reflect updated information, and there is no obligation to do so.

Trademarks and Copyrights

DISCLOSURE OF CERTAIN APPLICABLE RISK FACTORS

10X

This presentation contains certain statements and risk disclosures relating to the proposed BNB Treasury Company transaction, including the acquisition and management of BNB (Binance Coin) and the associated proposed offering of common equity and warrants by the Company. The transaction is subject to numerous risks, uncertainties, and contingencies that may materially affect the value of any investment. Prospective investors should carefully consider the following risk factors, in addition to consulting with their own legal, tax, and investment advisors, before making any investment decision. Risks associated with the contemplated transactions, include but are in no way limited to the following:

- **Regulatory and Legal Risks:** The regulatory landscape for digital assets, including BNB, is rapidly evolving and highly uncertain. Changes in U.S. or international laws, regulations, or regulatory interpretations could adversely impact the classification, transferability, or value of BNB. There is a risk that BNB could be deemed an unregistered security or otherwise subject to regulatory enforcement, which may result in trading restrictions, forced delistings, or additional compliance obligations. Any adverse regulatory developments affecting Binance, the BNB Chain, or the broader digital asset market could materially impair the value, liquidity, or business model of the Company. The Company's ability to operate as a publicly traded entity focused on BNB may be impacted by future regulatory actions or policy shifts. In addition, Binance and certain affiliated persons have been subject to regulatory investigations, enforcement actions and penalties across jurisdictions, including the United States, the United Kingdom, Australia, Canada, Europe, Asia and Africa. These matters have involved, among other things, market manipulation, violations of anti-money laundering requirements, unregistered securities offerings, the failure to maintain adequate compliance programs and the unauthorized operation of trading platforms. As part of a settlement with U.S. regulators in November 2023, Binance agreed to pay more than $4.3 billion in penalties and implement extensive remedial compliance measures. Binance and/or certain of its affiliated persons may face additional regulatory scrutiny related to the effectiveness of its remedial compliance measures or other matters. Such regulatory scrutiny and any related findings or actions may adversely impact the reputation and the value of BNB, which, in turn, may have a material adverse impact on the Company and the price and/or liquidity of the Company's securities.
- **Market and Volatility Risks:** BNB is a highly volatile digital asset, and its price is subject to significant fluctuations due to market dynamics, speculative activity, macroeconomic factors, and external events beyond the Company's control. The digital asset trading platforms through which BNB and other cryptocurrencies trade are new and largely unregulated or may not be complying with existing regulations. As a result, trading activity on or reported by these digital asset trading platforms is generally significantly less regulated than trading in regulated U.S. securities and commodities markets and may reflect behavior that would be prohibited in regulated U.S. trading venues. Furthermore, many digital asset trading platforms lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the platform and prevent flash crashes, such as limit-down circuit breakers. A significant majority of the daily BNB trading volume occurs on the Binance Exchange, which is controlled by Binance, the original distributors of BNB. Additionally, most of the BNB in circulation has been reported to be held by the former controller of Binance. As a result, trading activity by these parties could impact the price and trading volume of BNB on the Binance Exchange. Publicly available information is insufficient to enable a conclusion as to whether trading activity in BNB on the Binance Exchange by such parties (or others) is occurring in compliance with the Binance Exchange's policies and procedures or having a material impact the price or trading volume of BNB on the Binance Exchange or other secondary markets. As a result, the prices of cryptocurrencies such as BNB on digital asset trading platforms may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Negative perception, a lack of stability in the digital asset trading platforms, manipulation of cryptocurrency trading platforms by customers and/or the closure or temporary shutdown of such trading platforms due to fraud, business failure, hackers or malware, or government-mandated regulation may reduce confidence in cryptocurrency generally and result in greater volatility in the market price of BNB and other cryptocurrency and the Company's securities. There is a risk of substantial or total loss of investment, and actual results may differ materially from any projections or models presented in this presentation. Any decrease in the fair value of BNB could have a material adverse effect on the market price of the Company's securities.
- **Technical, Custodial, and Operational Risks:** The proposed digital asset treasury model depends on the ongoing security, reliability, and functionality of the Binance ecosystem and BNB Chain. Risks include potential technical failures, cyberattacks, smart contract vulnerabilities, and disruptions to the operation of the BNB Chain. The Company may face custodial risks associated with holding and managing BNB assets, including the risk of loss due to hacking, theft, or operational failures of third-party custodians or service providers. Changes to the BNB protocol, governance, or validator structure—over which the Company will have little to no input or control—could negatively impact the Company's holdings and operations.
- **Counterparty & Execution Risks:** The Company's ability to execute its treasury and yield-generation strategies depends on the availability and reliability of counterparties, exchanges, and service providers. There is a risk of counterparty default, operational failures, or disruptions that could negatively impact the Company's ability to acquire, stake, or liquidate BNB, or to generate yield through BNB-native solutions. The Company's custodial relationships and technical infrastructure may not perform as expected. The Company has not previously undertaken a digital asset strategy, and such strategy represents a significant departure from the Company's historical business. There is no assurance that the Company will be able to execute this new strategy. The Company will be subject to risks related to its historical and/or other current operations, which may materially and adversely affect its new digital assets strategy.
- **Liquidity & Capital Risks:** The liquidity of BNB and ability to convert BNB into fiat or other digital assets may be limited, particularly during periods of market stress or regulatory intervention. The Company's future liquidity, working capital, and capital requirements may be adversely affected by market conditions, regulatory developments, or performance of the BNB ecosystem. The discretionary nature of BNB's token burn mechanism and the concentrated holdings of large entities may further impact liquidity and price stability. The Company's ability to raise additional capital through future offerings or other means is not guaranteed.
- **BNB Ecosystem Risks:** BNB's value and utility are closely tied to the continued operation, reputation, and legal standing of Binance, its original issuer and primary ecosystem driver. Any adverse developments affecting Binance—including legal, regulatory, operational, or reputational issues—could materially impair the value or liquidity of BNB holdings. The BNB Chain's validator structure and governance are subject to centralization concerns, with a limited number of participants exerting significant control over network operations. The health and growth of the BNB Chain ecosystem, including the success of dApps, staking, and yield-generating activities, are critical to the Company's business model and financial performance.
- **PIPE Offering Risks:** The proposed offering of common equity and warrants involves additional risks, including dilution of existing shareholders, uncertainty regarding the exercise of warrants, and the potential for volatility in the Company's publicly traded securities. The terms of the common equity and warrants, including pricing, coverage, and redemption features, may not be favorable to all investors and are subject to change prior to closing. In addition, there is currently no trading market for the warrants. If an active trading market for the warrants does not develop, then warrant holders may be unable to sell their warrants at desired times or prices, or at all. There can be no assurance that the capital raise will be completed on the anticipated terms or timeline, or at all.

"With over 1,500 dApps, 100s of millions of users, and a market cap approaching $100B, **BNB** is a cornerstone of the Web3 economy."

YZI Labs Press Release

The Case for BNB Chain

10X

ECOSYSTEM STRENGTH

Powers the largest Centralized Exchange (Binance) and a thriving DeFi and Web3 developer ecosystem via BNB Chain

STAKING & YIELD

Staking opportunities, validator rewards and token launch rewards on BNB Chain, enabling revenue generation on treasury assets

UTILITY-DRIVEN DEMAND

BNB is used for trading fee discounts, token launches, gas fees, and more – creating organic demand

DEFLATIONARY TOKENOMICS

Regular BNB burns reduce supply regularly and significantly, increasing long-term value

BNB at a Glance

4th Largest Token in the World	**$109B+ Market Cap** Massive market penetration with huge demand imbalance for both retail & institutional capital currently incapable of taking direct custody of BNB
$1.6B Daily Volume Traded	**Value Accretive Supply Contraction** Original 200M token supply reduced to ~141M tokens on its way towards 100M target & several Dapps that reduce circulating supply
Core Layer-1 Asset for World's Largest Exchange	**Large Network Effects of Binance** Binance's scale and extensive user reach serve as strong catalysts for the continued expansion and institutional adoption of the $BNB ecosystem
Attractive Revenue Generation Potential	**Unique Ability to Generate Revenue Leveraging BNB Ecosystem** Proprietary strategy leveraging a number of Binance and BNB-native solutions seeking to generate the highest yield of any Digital Treasury Company

Figures for market cap, daily volume traded, and token supply are as of 7/20/2025 per Forbes.

BNB Leads Digital Asset Tokens for Treasury Strategy

Token		BNB	ETH	SOL	Others
Treasury Use Case	Utility	●	●	○	○
	Staking	●	●	●	○
	DeFi	●	●	●	○
Revenue Generation Potential		●	◕	◕	◑
Ecosystem Depth		●	●	◑	◔

Reflects comparisons based on management's assessments and expectations as of 7/20/2025. The criteria used to evaluate the above categories may change over time. These metrics are inherently subjective and influenced by market volatility, token-governance, ecosystem changes, and regulations, among other factors.

Key Revenue Streams

Value-Added Custodial Relationship

Enables best-in-market staking/validating and BNB ecosystem (Launchpool/etc) revenue generation

Staking / Validation Operations & Infrastructure

Own and operate BNB nodes, B2B technical services for institutional validator/staking setup and management, pool management

Yield and staking rewards are not guaranteed and may vary based upon market and other factors.

FLYWHEEL

The Engine Behind BNB's Value Creation



1
Acquisition
2
Activation
3
Supply Reduction
4
Value
Expansion

1	As the largest exchange, Binance attracts the highest user volume – users who acquire BNB to fully engage with its ecosystem, and projects who want to build on BNB Chain / BRC-20 and be listed on Binance
2	Launchpad commitments require users to put BNB tokens to work and value generation drives stickiness
3	BNB apps, staking, Launchpool, gas payments all reduce token supply from 200M to 100M
4	As supply contracts, the value of BNB is further increased, which attracts more investments and projects to the chain

This illustration is intended solely to describe BNB's on-chain ecosystem and is not a representation of financial return, investment value or price appreciation.

Recognized Institutional + Crypto-Native Team with Market-Leading Track Record



David Namdar

- Experienced crypto investor, entrepreneur and thought leader
- Co-founder of Galaxy Digital (Nasdaq:GLXY)
- Founder: Solid X
- Portfolio Manager/Trader, Millennium Management



Saad Naja

- Founder & CEO of PiP World which is building AI powered retail trading technology
- Serves on the Executive Board of Directors of Exinity, a leading global retail exchange
- 15+ years of experience in Product Leadership roles at Kraken, Goldman Sachs, Deutsche Bank and Betfair



Russell Read

- Vice Chairman of 10X Capital, 20+ years in executive roles at top institutional investors
- Former Chief Investment Officer of: CalPERS; Alaska Permanent Fund; and the Gulf Investment Corporation
- Fmr. deputy CIO, Deutsche Bank Asset Mgmt.
- PhD. Stanford / MBA U. Chicago

Differentiated Value Proposition

	America's First BNB Treasury Backed by YZI Labs	The first U.S. listed company providing investors institutional access to BNB – the world's fourth- largest token and a core Layer-1 asset powering hundreds of millions of users
	Unrealized Trading Volume	BNB currently trades $1.6B in daily volume, yet difficult to access via traditional exchanges, especially for U.S. institutional and retail investors
	BNB-Only Treasury Vehicle	Treasury company exclusively focused on BNB with a goal of accumulating over 2M BNB over 12-24 months
	Experienced Market Operators	Team includes institutional/crypto native players like David Namdar (Galaxy Digital, Millennium), Saad Naja (Kraken) and Russel Read (CalPERS, Alaska Permanent Fund, Deutsche Asset Management) who will help bring institutional support to the BNB ecosystem
	Exclusive Yield Opportunities	Unique opportunities in the future to further differentiate by producing market-leading revenue on the BNB treasury via proprietary custodial relationships and our partnership with YZI Labs

Figure for daily volume traded is as of 7/20/2025.

Transaction Summary

Capital Raise Overview

Ticker / Issuer	• VAPE / CEA Industries Inc.
Exchange	• Nasdaq Stock Market
Capital Raise Type	• Common Equity and Warrants
Size	• Up to $1,250M of gross proceeds consisting of $500M common equity, plus up to $750M in cash received from exercised warrants (assuming 100% of Warrants Exercised)
Equity PIPE Terms	• $10.10 per share
Implied PIPE mNAV	• ~1.0x mNAV • Assumes: 100% Warrant Coverage, $15.15 Warrant Strike Price, 60% of Warrants Exercised
Use of Proceeds	• Primarily to purchase BNB, additional uses include working capital, transaction costs, and general corporate purposes
Lock-Up	• None
Registration Rights	• Filing of resale registration statement within 30 days of issue date covering registration of PIPE shares, stapled warrants, and shares underlying all warrants
Asset Manager	• An affiliate of 10X Capital with support from YZi Labs

Pro Forma Economic Ownership

		Shares (M)	% Own.
1	Existing Shareholders	1.3	2.3%
2	YZi / 10X Promote	5.9	10.5%
3	PIPE Investors[1]	49.5	87.2%


1
2
3

Note: Assumptions regarding warrant exercises are presented for illustrative purposes only. The actual number of warrants exercised, the proceeds from such exercises and any additional promote payable to YZi/10X related to the proceeds from such exercises, in each case, may vary from the numbers presented on this slide.

(1) PIPE Investors % ownership includes Yzi's investment of up to 20% of the pro-forma shares outstanding. Final investment size is subject to regulatory limits and due diligence.

Warrant Terms – Summary

General Terms

Ticker / Issuer	▪ VAPE / CEA Industries Inc.
Issue Date	▪ Closing date of PIPE ("Issue Date")
Size	▪ 100% of common equity
Securities Offered	▪ Warrants to purchase common stock
Exchange Listing	▪ Following SEC registration of the warrants for resale, Issuer will pursue exchange approval for the listing of Stapled Warrants for trading on the applicable exchange where Issuer's common stock is listed
Strike Price	▪ $15.15
Form of Offering	▪ Offered via PIPE private placement, in reliance upon the exemption from registration requirements pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D ▪ One stapled warrant per share of common stock purchased
Callable Exercise Feature	▪ If daily VWAP of common stock is greater than 2.0x the per share purchase price of the PIPE shares for at least 20 trading days over any 30 trading day period following the Issue Date, the Issuer shall have the right to force the exercise of outstanding warrants
Expiration Date	▪ 36 Months from Issue Date
Use of Proceeds	▪ BNB purchases, working capital, and general corporate purposes
Registration Rights	▪ Filing of resale registration statement within 30 days of Issue Date covering registration of stapled warrants, as well as shares issuable upon exercise of such warrants, on same terms as shares of common stock purchased

Note: The shares including those underlying the warrants are subject to registration and listing application approval with a national exchange, and the time to register and list the shares and warrants may vary.
Note: The warrant terms appearing on this slide do not purport to be complete and are qualified in their entirety by the terms and conditions of the form of warrant.